UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2015

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07        Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on May 8, 2015.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in Bridge Bancorp, Inc.’s joint proxy statement/prospectus filed with the Securities and Exchange Commission on April 6, 2015.  The final results of the shareholder votes are as follows:

Proposal 1 – Bridge Bancorp Merger Proposal

The shareholders approved the proposal regarding the issuance of shares of Bridge Bancorp common stock to Community National Bank shareholders (“CNB”) at the completion of the merger of CNB with and into Bridgehampton National Bank pursuant to the merger agreement:

For	7,778,024
Against	167,289
Abstain	46,406
Broker non-votes	44,512

Proposal 2 – Bridge Bancorp Adjournment Proposal

The shareholders approved the proposal regarding the vote to approve the adjournment or postponement of the annual meeting, if necessary or appropriate, including adjournments or postponements to permit further solicitation of proxies in favor of the issuance of shares of Bridge Bancorp common stock to CNB shareholders at the completion of the merger:

For	7,414,715
Against	549,028
Abstain	27,976
Broker non-votes	44,512

Proposal 3 – Approval of Bridge Bancorp certificate amendment proposal

The shareholders approved the proposal regarding the amendment of the Bridge Bancorp certificate of incorporation to increase the number of shares of common stock, par value $0.01 per share, that Bridge Bancorp is authorized to issue from 20 million to 40 million:

For	7,449,418
Against	485,642
Abstain	56,606
Broker non-votes	44,512

Proposal 4 – Election of Directors

	For	Withheld	Broker Non-Votes
Dennis A. Suskind	7,849,305	141,716	44,512
Albert E. McCoy, Jr.	7,881,959	109,062	44,512

Proposal 5 – An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement, as follows:

For	7,452,420
Against	445,975
Abstain	93,324
Broker non-votes	44,512

Proposal 6 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of Crowe Horwath LLP as Bridge Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2015, as follows:

For	7,986,985
Against	25,582
Abstain	23,664
Broker non-votes	-

Item 7.01        Regulation FD Disclosure

At a special meeting of shareholders of Community National Bank held on May 7, 2015, the shareholders of Community National Bank approved the Agreement and Plan of Merger, dated as of December 14, 2014, by and between Bridge Bancorp, Inc., The Bridgehampton National Bank and Community National Bank, and the transactions contemplated by the merger agreement, including the merger of Community National Bank with and into The Bridgehampton National Bank.

Item 9.01.       Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated:  May 12, 2015